EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Trans-Pacific Aerospace Company, Inc. (the "Company") for the period ended October 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Reed McKay, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ William Reed McKay	Dated:	February 15, 2011
William Reed McKay
Title:	Chief Executive Officer, Principal Executive Officer

By:	/s/ William Reed McKay	Dated:	February 15, 2011
William Reed McKay
Title:	Chief Financial Officer, Principal Financial Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.